EXHIBIT 10.39(l)

AMENDMENT No. 12 TO PURCHASE AGREEMENT DCT-054/98

This Amendment No.12 ("Amendment 12") dated as of July 31, 2001 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and ExpressJet Airlines, Inc., formerly known as Continental Express, Inc. ("BUYER"), and relates to Purchase Agreement No. DCT-054/98 dated December 23, 1998, as amended from time to time (the "Purchase Agreement") for the purchase of up to fifty (50) newly manufactured EMB-135 aircraft (the "AIRCRAFT").

This Amendment 12 sets forth the further agreement between EMBRAER and BUYER relative to certain changes requested by BUYER in the Aircraft configuration described in Exhibit "1" of Amendment 5 to the Purchase Agreement and the incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], pursuant to Article 11 of the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Amendment 12 and the Purchase Agreement, this Amendment shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

  Toilet Drain Cable

    Each of the newly manufactured AIRCRAFT from the TWENTY-FOURTH (24th) through the FIFTIETH (50th) shall be delivered with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  Incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured AIRCRAFT from the TWENTY-SIXTH (26th) through the FIFTIETH (50th) shall be delivered with the installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  BASIC PRICE OF AIRCRAFT

Therefore, considering the amounts mentioned in the paragraphs 1.1 and 2.1 the Basic Price of the Aircraft will be:
AIRCRAFT	BASIC PRICE (JAN / 1998)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 12, shall remain in full force and effect without any change.

[Signature page follows.]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 12 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira EXPRESSJET AIRLINES, INC.

de Aeronautica S.A.

By : /s/ Frederico Fleury Curado By : /s/ Frederick S. Cromer

Name : Frederico Fleury Curado Name : Frederick S. Cromer

Title : Executive Vice President Title : Vice President

Airline Market

By : /s/ Flavio Rimoli

Name : Flavio Rimoli

Title : Director of Contracts

Date :__________________________ Date: July 31, 2001

Place :__________________________ Place: Houston, Texas

Witness: /s/ Fernando Bueno Witness: /s/ Amy K. Sedano

Name : Fernando Bueno Name: Amy K. Sedano